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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 21, 2004

EVERGREEN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-13171	84-0834147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 17th Street, Suite 1200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 298-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On September 21, 2004, Evergreen Resources, Inc. issued a press release announcing that it had received an offer for its Kansas assets. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press release dated September 21, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN RESOURCES, INC.
By:	/s/ DENNIS R. CARLTON Dennis R. Carlton Executive Vice President—Exploration Chief Operating Officer

Date: September 21, 2004

EXHIBIT INDEX

No.	Description
99.1	Press release dated September 21, 2004.

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX